EX-10.8

                                   ASSIGNMENT

      Reference is made to that Securities Purchase Agreement (the "Agreement") dated as of February 11, 2004 by and between Perfisans Holdings Inc. and Trilogy Capital Partners Inc. ("Purchaser"). As of the date hereof, Purchaser hereby assigns to Westmoreland and PFNC, LLC ("Westmoreland") all of its rights, title and interest under the Agreement, and Westmoreland hereby assumes all obligations and liabilities of Purchaser under the Agreement.

                                          TRILOGY CAPITAL PARTNERS INC.

                                          By: /s/ Alfonso Cervantes
                                              __________________________________
                                               Alfonso J. Cervantes, President



                                          WESTMORELAND PFNC, LLC

                                          By: /s/ Alfonso Cervantes
                                              __________________________________
                                               Alfonso J. Cervantes, President